EXHIBIT 10_53

CONSENT TO FOURTH SUBLEASE AMENDMENT

This Consent to Fourth Sublease Amendment (this “Consent”) is made as of October 12, 2007, by and among ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company (“Landlord”), DIADEXUS, INC., a Delaware corporation (“New Tenant”), and MONOGRAM BIOSCIENCES, INC., a Delaware corporation (“Sublessee”), formerly known as VIROLOGIC, INC., with reference to the following Recitals.

RECITALS

A. Sublessee subleases certain premises from New Tenant pursuant to the provisions of that certain Sublease dated June 1, 2002, between New Tenant and Sublessee, as amended by that certain First Amendment to Sublease dated August 21, 2003, as further amended by that certain Second Amendment to Sublease dated October 1, 2004, and as further amended by that certain Third Amendment to Sublease dated August 18, 2006 (as amended, the “Sublease”).

B. Landlord consented to the Sublease pursuant to that certain Consent to Sublease dated June 1, 2002, that certain Consent to Sublease Amendment dated September 5, 2003, that certain Consent to Second Sublease Amendment dated October 1, 2004, and that certain Consent to Third Sublease Amendment dated September 22, 2006 (collectively, the “Original Consent”).

C. New Tenant and Sublessee have amended the Sublease pursuant to that certain Fourth Amendment to Sublease dated October 12, 2007 (the “Sublease Amendment”), and desire to obtain Landlord’s approval to the Sublease Amendment. A copy of the Sublease Amendment is attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the Sublease Amendment, such consent being subject to and upon the following terms and conditions to which New Tenant and Sublessee hereby agree:

1.	All initially capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Original Consent unless the context clearly indicates otherwise.

2.	This Consent shall not be effective and the Sublease Amendment shall not be valid unless and until Landlord shall have received: (a) a fully executed counterpart of the Sublease Amendment, and (b) a fully executed counterpart of this Consent.

3.	Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Sublease Amendment, all of which shall be subordinate and at all times subject to all of the covenants, agreements, terms, provisions and conditions contained in the Lease and the Original Consent.

4.	Nothing contained herein or in the Sublease Amendment shall be construed to modify, waive, impair, or affect any of the terms, covenants or conditions contained in the Lease.

5.	New Tenant and Sublessee reaffirm each of the terms, conditions and agreements contained in the Original Consent.

6.	This Consent may not be changed orally, but only by an agreement in writing signed by Landlord and the party against whom enforcement of any change is sought.

7.	This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

8.	This Consent and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the State in which the Premises is located, without regard to its principles of conflicts of law.

[Signatures on next page]

IN WITNESS WHEREOF, Landlord, New Tenant and Sublessee have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:

ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company

By:		Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership
its managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
its general partner

By:

Its:

NEW TENANT:

DIADEXUS, INC., a Delaware corporation

By:		/s/ David Foster

Its:		EVP

SUBLESSEE:

MONOGRAM BIOSCIENCES, INC., a Delaware corporation

By:

Its:		CFO

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EXHIBIT A

SUBLEASE AMENDMENT

[Attached]